UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2006
KB HOME
(Exact name of registrant as specified in charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 10.26
Exhibit 10.27

Item 8.01 Other Events
     On May 1, 2006, KB HOME Orlando LLC, a Delaware limited liability company (the “Subsidiary Guarantor”), a subsidiary of KB Home, a Delaware corporation (the “Company”), agreed:
     1. Pursuant to an Instrument of Joinder, to be a “Guarantor Subsidiary” under the terms of the Subsidiary Guaranty entered into by certain subsidiaries of the Company in connection with the Revolving Loan Agreement, dated as of November 22, 2005, between the Company, as Borrower, the banks party thereto, and Bank of America, N.A., as Administrative Agent;
     2. Pursuant to an Instrument of Joinder, to be a “Guarantor Subsidiary” under the terms of the Subsidiary Guaranty entered into by certain subsidiaries of the Company in connection with the Term Loan Agreement, dated as of April 12, 2006, between the Company, as Borrower, the banks party thereto, and Citicorp North America, Inc., as Administrative Agent;
     3. Pursuant to a Third Supplemental Indenture, dated May 1, 2006, by and between the Company, the Guarantors named therein (the “Guarantors”), the Subsidiary Guarantor and SunTrust Bank, as Trustee (the “Trustee”), to be a “Guarantor” under the terms of the Indenture, dated as of January 28, 2004 (the “Base Senior Indenture”), by and between the Company, the Guarantors and the Trustee, as amended and supplemented by the First Supplemental Indenture (the “First Supplemental Senior Indenture”) thereto, dated as of January 28, 2004, by and between the Company, the Trustee and the Guarantors, and the Second Supplemental Indenture (the “Second Supplemental Senior Indenture”) thereto, dated as of June 30, 2004, by and between the Company, the Trustee and the Guarantors (the Base Senior Indenture, as amended and supplemented by the First Supplemental Senior Indenture and the Second Supplemental Senior Indenture, is hereinafter called the “Senior Indenture”), and to guarantee on a senior basis the prompt payment when due of the principal of and premium, if any, and interest on debt securities issued by the Company pursuant to the Senior Indenture, including the Company’s 5 3/4% Senior Notes due 2014, 6-3/8% Senior Notes due 2011, 5-7/8% Senior Notes due 2015, 6-1/4% Senior Notes due 2015 and 7-1/4% Senior Notes due 2018; and
     4. Pursuant to a Second Supplemental Indenture, dated May 1, 2006, by and between the Company, the Guarantors, the Subsidiary Guarantor and the Trustee, and Guaranties, each dated May 1, 2006, of the Senior Subordinated Notes described below, to be a “Guarantor” under the terms of the Senior Subordinated Debt Indenture, dated as of November 19, 1996 (the “Base Senior Subordinated Indenture”), by and between the Company and the Trustee (as successor to SunTrust Bank, Atlanta), as amended and supplemented by the First Supplemental Indenture (the “First Supplemental Senior Subordinated Indenture”) thereto, dated as of December 18, 2003, by and between the Company, the Guarantors and the Trustee (the Base Senior Subordinated Indenture, as amended and supplemented by the First Supplemental Senior Subordinated Indenture, is hereinafter called the “Senior Subordinated Indenture”), and to guarantee on a senior subordinated basis the prompt payment when due of the principal of and premium, if any, and interest on the Company’s 7 3/4% Senior Subordinated Notes due 2010, 8 5/8% Senior Subordinated Notes due 2008 and 9 1/2% Senior Subordinated Notes due 2011 (collectively, the “Senior Subordinated Notes”) issued pursuant to the Senior Subordinated Indenture.

     The above description is a summary and is qualified in its entirety by the terms of the respective agreements referenced above, each of which is filed with, or incorporated by reference into, this Current Report.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

10.24	Revolving Loan Agreement, dated as of November 22, 2005, between the Company, as Borrower, the banks party thereto, and Bank of America, N.A., as Administrative Agent, including the Subsidiary Guarantee thereunder and the form of Instrument of Joinder thereto (incorporated by reference to Exhibit 10.24 of the Company’s Current Report on Form 8-K dated November 23, 2005).

10.25	Term Loan Agreement, dated as of April 12, 2006, between the Company, as Borrower, the banks party thereto, and Citicorp North America, Inc., as Administrative Agent, including the Subsidiary Guarantee thereunder and the form of Instrument of Joinder thereto (incorporated by reference to Exhibit 10.25 of the Company’s Current Report on Form 8-K dated April 17, 2006).

10.26	Third Supplemental Indenture, dated May 1, 2006, by and between the Company, the Guarantors, and SunTrust Bank, as Trustee.

10.27	Second Supplemental Indenture, dated May 1, 2006, by and between the Company, the Guarantors, and SunTrust Bank, as Trustee, and Guaranties, each dated May 1, 2006, of the Senior Subordinated Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2006	KB HOME
	By:	/s/ DOMENICO CECERE
Domenico Cecere
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.26	Third Supplemental Indenture, dated May 1, 2006, by and between the Company, the Guarantors, and SunTrust Bank, as Trustee.

10.27	Second Supplemental Indenture, dated May 1, 2006, by and between the Company, the Guarantors, and SunTrust Bank, as Trustee, and Guaranties, each dated May 1, 2006, of the Senior Subordinated Notes.